UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2007
MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

125 West 55th Street,
New York, New York		10019

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On June 28, 2007, Macquarie Infrastructure Company LLC (the “Registrant”) entered into a Purchase Agreement, dated June 28, 2007 (the “Purchase Agreement”), among the Registrant, Macquarie Infrastructure Management (USA) Inc. (the “Selling Shareholder”) and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Macquarie Securities (USA) Inc., as representatives of the underwriters named in the Purchase Agreement (the “Underwriters”), whereby the Registrant and the Selling Shareholder agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 5,701,000 limited liability company interests and 599,000 limited liability company interests, respectively, of the Registrant under the Registrant’s existing shelf registration statement (Registration No. 333-138010-01). Additionally, under the Purchase Agreement, the Registrant granted the Underwriters an option to purchase up to 945,000 additional limited liability company interests solely to cover overallotments. The Purchase Agreement contains customary representations, warranties and agreements of the Registrant and the Selling Shareholder and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.
Section 8 — Other Events
Item 8.01 Other Events.
     On June 28, 2007, the Registrant and the Selling Shareholder priced the offering of the limited liability interests under their existing shelf registration statement described above, which generated an estimated $223.0 million in net proceeds to the Registrant, or $260.1 million if the Underwriters’ overallotment option is exercised. The Registrant plans to use the proceeds of the offering to partially finance the acquisition of Mercury Air Centers and San Jose Jet Center and any remaining amounts for general corporate purposes.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1	Purchase Agreement, dated June 28, 2007, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Management (USA) Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Macquarie Securities (USA) Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date: July 2, 2007	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer